SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.          )

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LSB Corporation
(Name of Registrant as Specified In Its Charter)

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March 15, 2010

30 Massachusetts Avenue North Andover, MA 01845-3460
Main: 978-725-7500 Fax: 978-725-7593 Web: www.riverbk.com
Dear Stockholder:
     You are cordially invited to attend LSB Corporation’s (the “Company”) Annual Meeting of Stockholders to be held at the Andover Country Club, 60 Canterbury Street, Andover, Massachusetts, on Tuesday, May 4, 2010, at 10:00 a.m.
     Accompanying this letter are the official Notice of Annual Meeting, Proxy Statement and proxy card. The matters listed in the Notice of Annual Meeting are described in detail in the Proxy Statement. At this year’s Annual Meeting, we are asking stockholders to (a) elect three Class B Directors, each to a three-year term, and (b) ratify the appointment of Wolf & Company, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010.
     Every stockholder’s vote is important to us. Whether or not you expect to attend the meeting in person, we urge you to submit your proxy card as soon as possible. You may submit your proxy vote by completing the enclosed proxy card and mailing it to the Company in the envelope provided or vote via the telephone or Internet. For stockholders mailing from within the United States, the postage is prepaid. Please complete and submit your proxy card even if you plan to attend the meeting in person.
     We look forward to seeing those of you who are able to attend the meeting.

Sincerely,

/s/ Gerald T. Mulligan
GERALD T. MULLIGAN
President and Chief Executive Officer

LSB CORPORATION
30 Massachusetts Avenue
North Andover, Massachusetts 01845
(978) 725-7500
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on May 4, 20010
“Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on May 4, 2010.”
Dear Stockholder:
     The Proxy Statement and the 2009 Annual Report to security holders is available at www.proxydocs.com/lsbx.
     Notice is hereby given that the Annual Meeting of Stockholders (the “Annual Meeting”) of LSB Corporation (the “Company”) will be held at 10:00 a.m. local time on Tuesday, May 4, 2010, at the Andover Country Club, 60 Canterbury Street, Andover, Massachusetts, for the following purposes:
1.	To elect three Class B Directors for a three-year term.

2.	To ratify the appointment of Wolf & Company, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010.

3.	To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.
     Pursuant to the Company’s By-Laws and applicable Massachusetts law, the Board of Directors has fixed the close of business on March 5, 2010, as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting.
     The above matters are described in detail in the accompanying Proxy Statement.

By Order of the Board of Directors,

/s/ Cynthia J. Milne
CYNTHIA J. MILNE
Secretary
March 15, 2010
     PURSUANT TO RULES OF THE FEDERAL DEPOSIT INSURANCE CORPORATION (12 C.F.R. PART 350) AND THE REQUIREMENT THAT RIVER BANK MAKE AVAILABLE ITS ANNUAL DISCLOSURE STATEMENT, ANY PERSON, UPON REQUEST, IS ENTITLED TO RECEIVE A COPY OF THE 2009 ANNUAL REPORT OF THE COMPANY ON FORM 10-K AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). TO RECEIVE A COPY OF THIS REPORT WITHOUT CHARGE, PLEASE WRITE TO: CYNTHIA J. MILNE, SECRETARY, LSB CORPORATION, 30 MASSACHUSETTS AVENUE, NORTH ANDOVER, MASSACHUSETTS 01845.
     WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU DO ATTEND THE ANNUAL MEETING AND DESIRE TO WITHDRAW YOUR PROXY VOTE AND VOTE IN PERSON, YOU MAY DO SO.

LSB CORPORATION
30 Massachusetts Avenue
North Andover, Massachusetts 01845
(978) 725-7500
PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS
To Be Held on May 4, 2010
     This Proxy Statement and the accompanying proxy card are furnished in connection with the solicitation of proxies by the Board of Directors of LSB Corporation (the “Company”) for use at the Annual Meeting of Stockholders of the Company to be held at the Andover Country Club, 60 Canterbury Street, Andover, Massachusetts at 10:00 a.m. on Tuesday, May 4, 2010, and any adjournments or postponements thereof (the “Annual Meeting”).
     At the Annual Meeting, stockholders of the Company will be asked to consider and vote upon the following matters:
1.	To elect three Class B Directors, each for a three-year term, to continue until the Company’s Annual Meeting of Stockholders in the year 2013 and until their successors are duly elected and qualified.

2.	To ratify the appointment of Wolf & Company, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010.

3.	To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.
     This Proxy Statement and the accompanying proxy card are being mailed to stockholders of the Company on or about March 22, 2010, in connection with the solicitation of proxies by the Company for the Annual Meeting.
The Company
     The Company is a one-bank holding company principally conducting business through River Bank (the “Bank”). On July 1, 2001, the Company and the Bank completed a reorganization (the “Reorganization”) in which the Bank became a wholly-owned subsidiary of the Company, the Company adopted the Shareholder Rights and Stock Option Plans of the Bank, and each issued and outstanding share of common stock of the Bank (and accompanying preferred stock purchase rights under the Shareholder Rights Plan) was converted into and exchanged for one share of common stock, par value $.10 per share, of the Company and accompanying preferred stock purchase rights under the Shareholder Rights Plan (the “Common Stock”).
     For purposes of this Proxy Statement, unless the context otherwise requires, any reference to the Company shall be deemed to be a reference to the Company and the Bank.
     On June 26, 2006, the Bank changed its name to River Bank from its previous name of Lawrence Savings Bank.
Record Date; Voting
     The Board of Directors has fixed the close of business on March 5, 2010, as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof (the “Record Date”). Holders of Common Stock at the Record Date will be entitled to notice of and to vote at the Annual Meeting or any adjournments or postponements thereof. At the Record Date, the Company had Common Stock of 4,506,686 shares issued and outstanding and each such outstanding share is entitled to one vote at the Annual Meeting.
Quorum and Stockholder Vote Required
     The presence, in person or by proxy, of at least a majority of the total number of outstanding shares of Common Stock is necessary to constitute a quorum for the transaction of business at the Annual Meeting. The affirmative vote of the holders of a plurality of Common Stock present or represented by proxy and voting is required to elect each of the three (3) Director nominees. The approval of the holders of a majority of Common Stock present or represented by proxy and voting is required to ratify the appointment of Wolf & Company, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending

December 31, 2010. If the stockholders do not ratify the Audit Committee’s selection of Wolf & Company, P.C., the Audit Committee may consider a change in independent registered public accounting firms for the next year.
     Abstentions and “broker non-votes” will be counted as present for purposes of determining the presence or absence of a quorum for the transaction of business at the Annual Meeting. A “broker non-vote” is a proxy from a broker or other nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote the shares on a particular matter with respect to which the broker or other nominee does not have discretionary voting power. Abstentions and broker non-votes will not be counted for purposes of determining the number of votes cast for a proposal.
Proxies
     Stockholders of the Company are requested to complete, date, sign, and promptly return the accompanying proxy card in the enclosed envelope or vote via the telephone or Internet. Common Stock represented by properly executed proxies received by the Company and not revoked will be voted at the Annual Meeting in accordance with the instructions contained therein. If instructions are not given therein, properly executed proxies will be voted FOR the election of the three (3) nominees for Class B Directors listed in the Proxy Statement and FOR ratification of the appointment of Wolf & Company, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010.
     Although it is anticipated that all the nominees for Director will be available to serve as Directors if elected, should any one of them be unable to serve, proxies may be voted for the election of a substitute nominee or nominees. It is not anticipated that any matter other than the election of the three Class B Directors and the ratification of the appointment of Wolf & Company, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010, will be presented at the Annual Meeting. If other matters are properly presented at the Annual Meeting, proxies will be voted in accordance with the discretion of the proxy holders.
     Any properly completed proxy may be revoked at any time before it is voted by giving written notice of such revocation to the Secretary of the Company, or by signing and duly delivering a proxy bearing a later date, or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy.
     Participants in the LSB Corporation Employee Stock Ownership Plan (the “ESOP”) will receive a voting instruction form that reflects the shares that may be voted under the ESOP. Under the terms of the ESOP, all shares held by the ESOP are voted by the ESOP trustees, but each participant in the ESOP may direct the trustees on how to vote the shares of Common Stock allocated to his or her account. Unallocated shares and allocated shares for which no timely voting instructions are received will be voted by the ESOP trustees in the same proportion as the shares for which the trustees have received timely voting instructions, provided that in the absence of any voting directions as to allocated stock, the Board of Directors of the Bank will direct the ESOP trustees as to the voting of all shares of stock in the ESOP. The deadline for returning the ESOP voting instruction form to the ESOP trustee is April 26, 2010.
     The cost of soliciting proxies will be borne by the Company. Morrow & Co., LLC has been retained to assist in the solicitation process and will be compensated in the estimated amount of $5,500.00. After the initial mailing of this Proxy Statement, officers and other employees of the Company may solicit proxies personally, by telephone or by facsimile without additional compensation. The Company intends to request banks, brokers and other institutions, nominees and fiduciaries who hold Common Stock for beneficial owners to forward the proxy materials to the beneficial owners and to obtain authorizations for the execution of proxies, and will reimburse such institutions and persons for their reasonable expenses.
     Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that if a household participates in the householding program, it will receive an envelope containing one set of proxy materials and a separate proxy card for each stockholder account in the household. Please vote all proxy cards enclosed in such a package. The Company will promptly deliver a separate copy of the Proxy Statement or proxy card to you if you contact it at the following address or telephone number: Cynthia Milne, Secretary, LSB Corporation, 30 Massachusetts Avenue, North Andover, Massachusetts 01845; telephone 978-725-7553. If you want to receive separate copies of the Proxy Statement or Annual Report to stockholders in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker, or other nominee record holder, or you may contact the Company at the address or telephone number above.
     Participation in householding will not affect or apply to any of your other stockholder mailings such as dividend checks, Forms 1099, or account statements. Householding saves money by reducing printing and postage costs and it is environmentally friendly. It also creates less paper for participating stockholders to manage. If you are a beneficial holder, you can request information about householding from your broker, bank or other nominee.
     The Company’s Annual Report to Stockholders on Form 10-K, including financial statements for the year ended December 31, 2009, is being mailed to stockholders of record of the Company concurrently with this Proxy Statement. The Annual Report, however, is not part of the proxy soliciting material.
     Additional copies of the Annual Report on Form 10-K for the year ended December 31, 2009, as filed with the SEC (without exhibits), are available upon written request, without charge, from the Company. Such requests should be directed to Cynthia J. Milne, Secretary, LSB Corporation, 30 Massachusetts Avenue, North Andover, Massachusetts 01845.
PROPOSAL 1
ELECTION OF THREE CLASS B DIRECTORS
     The Board of Directors of the Company currently comprises nine members divided into three classes, Classes A, B and C. The Directors in each class serve for a term of three years, with the terms of the various classes expiring in different years, or until the Directors’ successors are duly elected and qualified. At the Annual Meeting, three Class B Directors will be elected to serve until the Annual Meeting of Stockholders of the Company in the year 2013 or until his successor is duly elected and qualified. The Board of Directors has nominated Malcolm W. Brawn, Richard Hart Harrington and Fred P. Shaheen for election to the Board of Directors as Class B Directors (each, a “Class B Nominee,” collectively, the “Class B Nominees”). All of the nominees currently serve as Directors of the Company. Unless authority to do so has been withheld or limited in a proxy, it is the intention of the persons named as proxies to vote the shares to which the proxy relates FOR the election of the Class B Nominees to the Board of Directors as Class B Directors.
     The Board of Directors anticipates that each of the Class B Nominees will stand for election and serve, if elected, as a Director. However, if any person nominated by the Board of Directors fails to stand for election, the proxies will be voted for the election of such other person or persons as the Board of Directors may recommend.
     At the Annual Meeting, only three Class B Directors will be elected. No Class A or C Directors will be elected. Stockholders may vote for no more than three nominees for Director at the Annual Meeting. The Board of Directors recommends a vote “FOR” all of the Class B Nominees.
     Because of a change in NYSE rules on broker discretionary voting, we note that, unlike at previous annual meetings, your broker will NOT be able to vote your shares with respect to the election of directors if you have not provided directions to your broker. We strongly encourage you to submit your proxy card and exercise your right to vote as a shareholder.

BOARD OF DIRECTORS INFORMATION
     The following table sets forth, for the three (3) Nominees standing for election as Directors at the Annual Meeting, the Nominee’s name and, as of February 28, 2010, the Nominee’s age and the date from which the Nominee has served as a Director of the Company and, prior to the Reorganization, the Bank. Similar information is provided for continuing Class A and Class C Directors (collectively, the “Continuing Directors”) whose terms do not expire until the annual meetings of the stockholders of the Company in 2012 and 2011, respectively, and until their successors are duly elected and qualified. Each Nominee and Continuing Director, with the exception of John P. Bachini, Jr., Gerald T. Mulligan, and Fred P. Shaheen, has served as a Director of the Company since July 1, 2001, the effective date of the Reorganization, and prior to that date served as a Director of the Bank. Mr. Mulligan was elected by the Board of Directors and has served as a Director of the Company and the Bank since January 3, 2006. Both Mr. Bachini and Mr. Shaheen have served as Directors of the Company and the Bank since May 6, 2008.

		Director
Names of Nominees and Continuing Directors	Age	Since

Nominees for Class B Directors (Term expiring 2013) Malcolm W. Brawn	70	1991
Richard Hart Harrington	73	1995
Fred P. Shaheen	66	2008

Continuing Directors Class A (Term expiring 2012) Thomas J. Burke	69	1985
Marsha A. McDonough	66	1993
Kathleen Boshar Reynolds	54	1991

Continuing Directors Class C (Term expiring 2011) John P. Bachini, Jr.	64	2008
Robert F. Hatem	74	1974
Gerald T. Mulligan	64	2006
Principal Occupation of Nominees and Continuing Directors
     The biographies of each of the Nominees and Continuing Directors contains information regarding the person’s service as a director, business experience, director positions held currently or at any time during the last five years, information regarding involvement in certain legal or administrative proceedings, if applicable, during the last ten years, and the experiences, qualifications, attributes or skills that caused the Nominating Committee and the Board to determine that the person should serve as a director for the Company beginning in 2010. The Company believes that the backgrounds and qualifications of its directors, considered as a group, should provide a diverse business and professional background along with the experience, knowledge and abilities that will allow the Board to fulfill its responsibilities.
     John P. Bachini, Jr., CPA, CVA, Manager of New England Valuation and Consulting, LLC and Associate of Edward C. David & Company, CPAs, PLLC since 2007. Formerly Principal of Bachini, David & Company, P.C. (formerly Bachini, Olbricht & Associates, P.C.) from 1991 to 2007. Additionally, Mr. Bachini served on the Board of Directors of Andover Bancorp, Inc. and its subsidiary Andover Bank NH from 1995 to 2001 and has extensive community contacts including serving as past Treasurer of the Greater Salem Chamber of Commerce and area Chairman of the United Way campaign. Mr. Bachini is a certified public accountant. and a certified valuation analyst.
     Malcolm W. Brawn, Executive Vice President and Secretary of The Andover Companies, Andover, Massachusetts, a property and casualty insurance company since 1991. Mr. Brawn has extensive community involvement including serving on the Board of Directors of the Boys and Girls Club of Lawrence.
     Thomas J. Burke, Esq. Of Counsel, Devine Millimet & Branch, P.A., Andover, Massachusetts, since 2007. Prior to 2007, Mr. Burke was in private practice. Formerly Register of Deeds of Northern Essex County, Massachusetts from 1972 to 2006. Mr. Burke’s community involvement includes serving as a Director of the Boys and Girls Club of Lawrence and Caritas Holy Family Hospital Men’s Guild, past President of Lawrence Bar Association, and has extensive contacts through numerous local, non-profit and professional organizations.

     Richard Hart Harrington, CPA, Shareholder and Director of Sullivan Bille, PC, certified public accountants, Tewksbury, Massachusetts, since 2009. Formerly Chairman of Gordon, Harrington & Osborn, P.C., certified public accountants, from 1966 to 2009 and manager of GHO Consulting, LLC, an investment advisory firm, from 2001 to 2008. Mr. Harrington has extensive community involvement and contacts through his involvement in various professional and trade associations and non-profit community organizations including serving as a Trustee of Caritas Holy Family Hospital, the American Textile History Museum and the United Way. Mr. Harrington, a certified public accountant, has served as chairman of the Audit Committee for three organizations.
     Robert F. Hatem, Business Consultant, Lowell, Massachusetts, since 2002 and was previously Executive Assistant to the President, Northern Essex Community College, Lawrence/Haverhill, Massachusetts. Mr. Hatem worked at Raytheon for over 20 years as its Manager, Domestic (USA) Customer Relations for Missiles Systems Division, the company’s largest operating division. Mr. Hatem has extensive community involvement including serving on the Boards of Directors at the Boys and Girls Clubs of Lawrence and Lowell as well as being a radio talk show host and frequent guest on local-access television in the Merrimack Valley area of Massachusetts.
     Marsha A. McDonough, Education Consultant, Falmouth, Massachusetts, since 2003 and was previously Regional Education Officer, U.S. Department of State, Washington, D.C., from 2000 to 2004, Dean of Education at Endicott College from 1997 to 2000 and Superintendent, Greater Lawrence Technical School District from 1989 to 1997. Ms. McDonough has also served on the Board of Trustees of Endicott College since 2006 and several other non-profit and professional organizations.
     Gerald T. Mulligan, President and Chief Executive Officer. Mr. Mulligan was elected to his present position on January 3, 2006. Mr. Mulligan’s past positions include President and CEO of Andover Bancorp and its banking subsidiary, Andover Bank, and lecturer at Babson College. Mr. Mulligan is a former Massachusetts Commissioner of Banks. Mr. Mulligan received an AB from College of the Holy Cross, JD from Georgetown University Law Center and MBA from Harvard University Graduate School of Business Administration. From 2004 to 2005, Mr. Mulligan was a director for U.S. Trust Corporation, N.A. and Mr. Mulligan was elected a director of the Federal Home Loan Bank of Boston in 2009. Mr. Mulligan also serves as Chairman, Savings Bank Life Insurance Company of Massachusetts. Mr. Mulligan’s many community activities include Director, Caritas Holy Family Hospital and Executive Committee, Boys and Girls Club of Lawrence.
     Kathleen Boshar Reynolds, Director of Development, Boys and Girls Club of Lawrence since July 2007. Formerly Real Estate Management Consultant from 2006 to 2007, Sales Manager, Prudential Howe & Doherty, Andover, Massachusetts, a real estate brokerage company, from 2002 to 2006, and Sales Manager, DeWolfe Companies, North Andover, Massachusetts from 2000 to 2002. Ms. Reynolds has extensive experience in the local real estate industry. Additionally, Ms. Reynolds is the President-elect for the Lawrence Rotary Club.
     Fred P. Shaheen, President of Shaheen Brothers, Inc., a wholesale food distributor, since 2008 and was previously its Principal and Treasurer from 1971 to 2008. Mr. Shaheen has extensive community involvement and contacts and serves on the Board of Directors for Mary Immaculate Health Care Service, the Lazarus House, and the Boys and Girls Club of Lawrence as well as the Merrimack Valley Workforce Investment Board. Previously, Mr. Shaheen served on the Board of Directors of Andover Bancorp, Inc. from 1986 to 2001.
     Each of the Nominees and Continuing Directors has held such position(s) for five or more years with any exceptions noted above.
The Board of Directors and its Committees
     The Board of Directors of the Company held 7 meetings in the fiscal year ended December 31, 2009. Each Continuing Director and Nominee attended at least 75% of the total number of meetings held by the Board and all committees of the Board on which such Director served during the period of such Director’s service in 2009. The Board of Directors of the Company has determined that each Continuing Director and Nominee who served on the Board of Directors of the Company during 2009, other than Gerald T. Mulligan, is “independent” as defined in the Nasdaq Stock Market, Inc. Independence Rules (the “Nasdaq Rules”) and the Securities and Exchange Commission (the “SEC”) and the Sarbanes-Oxley Act of 2002. Thomas J. Burke serves as Chairman of the Board in a role that is separate and independent from the President and Chief Executive Officer.
     It is the policy of the Company that all Directors should attend each Annual Meeting of Stockholders. Seven of the nine Continuing Directors and Class B Nominees attended the Company’s Annual Meeting of Stockholders held on May 5, 2009.

     The Board of Directors of the Company had four standing Committees during fiscal year 2009: an Executive Committee, a Nominating Committee, a Compensation Committee, and an Audit Committee.
     The following table sets forth the four standing Committees of the Board, the members of each Committee, and the number of meetings held by the Board and its Committees during the year ended December 31, 2009.

Name	Board	Audit	Executive	Nominating	Compensation

John P. Bachini, Jr.	x	x	x
Malcolm W. Brawn	x		x	Chair
Thomas J. Burke	Chair		Chair	x	Chair
Richard Hart Harrington	x	Chair	x		x
Robert F. Hatem	x	x	x
Marsha A. McDonough	x		x	x	x
Gerald T. Mulligan	x		x
Kathleen Boshar Reynolds	x	x	x
Fred P. Shaheen	x		x		x
Number of meetings held in 2009	7	5	0	1	2
Board Leadership Structure and Risk Oversight Role
     The role of Chairman of the Board of Directors and President/Chief Executive Officer of the Company are not currently held by the same person. The Chairman of the Board has never been an officer or employee of the Company or the Bank. The foregoing structure is not mandated by any provision of law or the Company’s articles of incorporation or bylaws, but the Board of Directors currently believes that this structure provides for an appropriate balance of authority between management and the Board. The Board of Directors reserves the right to establish a different structure in the future.
     The Board of Directors of the Company is actively involved in the Company’s and Bank’s risk oversight activities, through the work of numerous committees of the Company and Bank, and the policy approval function of the Board of Directors of the Company.
Communications with the Board
     Any stockholder who desires to contact the Board of Directors or specific members of the Board of Directors may do so electronically by sending an email to the following address: cmilne@riverbk.com. Alternatively, a stockholder can contact the Board of Directors or specific members of the Board of Directors by writing to: Cynthia J. Milne, Secretary, LSB Corporation, 30 Massachusetts Avenue, North Andover, Massachusetts 01845.
Compensation of Directors
     Board and Committee meetings of the Company usually coincide with Bank meetings. When both the Boards and Committees of the Company and the Bank meet at the same time, there are no separate fees for the Company meeting. When the Company’s Board or Committees meet on separate dates from the Bank meetings, the Company’s Directors are paid $500 for the meeting, except for the Audit Committee members who receive $750 per meeting.
     The members of the Board of Directors of the Bank, except for the Chairman of the Board of Directors and Mr. Mulligan, currently receive an annual retainer of $10,000 plus a fee of $500 for each Committee and Board meeting attended, with the exception of the Audit Committee which has a fee of $750 for each meeting attended. The Chairman of the Board of Directors of the Bank receives an annual retainer of $15,000 plus a fee of $500 for each Board and Committee meeting attended. For all conferences and training meetings attended outside the Bank, each Director is reimbursed only for the cost of the training. The Chair of the various sub-committees each receives an additional retainer of $2,500 per committee.
     Mr. Mulligan does not receive any separate compensation for service as a Director or as a member of any of the Committees of the Board of Directors of either the Company or the Bank.

     See the accompanying table for the various components of the Directors’ compensation for the year ended December 31, 2009. Please note that there were no stock awards, other than fees paid in the form of the Company’s Common Stock, no non-equity incentive plan compensation, change in pension value and non-qualified, deferred compensation in earnings, and no other compensation paid in 2009, and, therefore, that information has been eliminated from the following table. The table specifically excludes Gerald T. Mulligan as Mr. Mulligan does not receive separate compensation as a Director.
DIRECTORS’ COMPENSATION
     The following table sets forth the compensation paid to each Director of the Company for the year ended December 31, 2009.

	Fees Earned	Fees Paid		Total
	or Paid	in Form of	Option	Annual
Name	in Cash	LSBX Stock	Awards (1)	Compensation
John P. Bachini, Jr.	$18,750	$10,230	$2,556	$31,536
Malcolm W. Brawn	17,250	10,230	2,556	30,036
Thomas J. Burke	26,750	10,230	5,110	42,090
Richard Hart Harrington	23,750	10,230	2,556	36,536
Robert F. Hatem	20,500	10,230	2,556	33,286
Marsha A. McDonough	17,750	10,230	2,556	30,536
Kathleen Boshar Reynolds	21,750	10,230	2,556	34,536
Fred P. Shaheen	19,250	10,230	2,556	32,036

(1)	See the section entitled “Security Ownership of Certain Beneficial Owners and Management” for the aggregate outstanding common stock options for each Director.
     Beginning in February 2007, the Directors agreed to have a portion of their annual retainer fee paid in the form of stock purchased on the open market. The option awards represent the fair value of the grants at the time of issuance. The option awards were made in December 2009 and were 100% vested at the time of grant. The exercise price of the options granted is equal to the closing market price of the Common Stock on the date of the grant.
Discussion of Committees and Reports
     The following discussion presents a few details about each of the Committees of the Board of Directors and the responsibilities delegated to it.
Executive Committee
     All members of the Executive Committee are listed in the table above. The Executive Committee is vested with authority of the Board on most matters between meetings of the Board.
Nominating Committee
     All members of the Nominating Committee are listed in the table above. Each has been determined to be “independent” as defined under applicable requirements of the Nasdaq Stock Market, Inc., the Securities & Exchange Commission and the Sarbanes-Oxley Act of 2002.
     The Nominating Committee is primarily responsible for identifying, evaluating and recommending individuals for nomination or appointment to the Board of Directors of the Company. The Charter is reviewed annually by the Nominating Committee and is available on the Company’s website at www.riverbk.com under “Stockholder Information.”

     Pursuant to its Charter, the Nominating Committee’s process for identifying and evaluating nominees for election as Directors of the Company is as follows: (1) in the case of an incumbent Director whose term of office is set to expire, the Nominating Committee reviews such Director’s overall service to the Company during such term, including the Director’s attendance record at meetings of the Board of Directors of the Company and Committees of the Board of Directors of the Company on which the Director may serve, the Director’s tenure as a member of the Board of Directors of the Company and the quality of the Director’s performance on the Board of Directors of the Company and (2) in the case of new Director candidates, the Nominating Committee first conducts an appropriate inquiry into the backgrounds and qualifications of possible candidates in relation to the identified needs of the Board of Directors. The Nominating Committee meets to discuss and consider such candidates’ qualifications, and then selects a candidate for recommendation to the Board of Directors. While the Nominating Committee presently makes decisions by consensus, in the event of disagreement, the Nominating Committee acts by majority vote. With respect to new Director candidates, the Nominating Committee may consider the following factors: a candidate’s reputation, integrity, independence (as defined under the Nasdaq Rules), knowledge, judgment, skills and prior experience (business, professional and otherwise), record of public or community service and connections with or contributions to the local community served by the Bank. Under the Company’s By-Laws, no one may serve as a director if he or she has reached the age of 75 years at the time of election, unless the Board of Directors waives the age limit. The Nominating Committee has authority under its Charter to hire and pay a fee to consultants or search firms to assist in the process of identifying and evaluating candidates. During the period since the 2009 Annual Meeting of Stockholders, no such consultants or search firms have been used and, accordingly, no fees have been paid to consultants or search firms.
     A stockholder of the Company may nominate one or more individuals for election to the Board of Directors of the Company so long as (a) such stockholder submits a timely written notification to the Secretary of the Company in accordance with the informational requirements discussed below and the notice procedures described in this Proxy Statement under the heading “STOCKHOLDERS PROPOSALS AT 2011 ANNUAL MEETING” and (b) the candidate or candidates nominated has not reached the age of 75 at the time of the election unless the Board waives this requirement. The Nominating Committee will not evaluate the qualifications of such a nominee based on the selection criteria that the Nominating Committee applies to review individuals that it identifies as possible candidates for the Board of Directors of the Company. Rather, the Nominating Committee will review any nomination submitted by a stockholder of the Company solely for the purpose of confirming compliance with the various requirements discussed herein. If the Nominating Committee determines that a nomination made by a stockholder of the Company does not comply with the applicable standards in any material respect, then the Nominating Committee, by majority vote, may reject such stockholder nomination. If the Nominating Committee determines that a stockholder nominee complies with all applicable requirements, then such nominee will be identified in the Company’s Proxy Statement as a stockholder nominee for election as a Director at the Annual Meeting.
     Any stockholder nomination must contain the following information: (1) the nominee’s name, age, business address, residence address, principal occupation or employment, the number of shares of the Company’s common stock the nominee beneficially owns and any other information relating to the nominee that is required to be disclosed in solicitations of proxies for election of Directors pursuant to Section 14 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations thereunder; and (2) as to the stockholder proposing such nominee, that stockholder’s name and address, the number of shares of the Company’s Common Stock the stockholder beneficially owns (and similar stock information with respect to any other stockholder known by such stockholder to be supporting such nominee on the date of such stockholder notice), a description of all arrangements and understandings between the stockholder and the nominee or any other person (including their names) pursuant to which the nomination is made, a representation that the stockholder intends to appear in person or by proxy at the Annual Meeting of Stockholders to nominate the person named in its notice and any other information relating to the stockholder that is required to be disclosed in solicitations for proxies for election of Directors pursuant to Section 14 of the Exchange Act and the rules and regulations thereunder. The notice must also be accompanied by a written consent of the proposed nominee being named as a nominee and to serve as a Director if elected.
     No stockholder nomination was received by the Nominating Committee in connection with the 2010 Annual Meeting.
Compensation Committee
     All members of the Compensation Committee are listed in the table above. Each has been determined by the Nominating Committee of the Board of Directors to be “independent” as defined under the requirements of the Nasdaq Stock Market, Inc., the Securities and Exchange Commission and the Sarbanes-Oxley Act of 2002.

     The Charter is reviewed annually by the Compensation Committee and is available on the Company’s website at www.riverbk.com under “Stockholder Information.” The Committee’s responsibilities include establishing, implementing and monitoring compliance with the Company’s compensation philosophy.
     The Committee has overall responsibility for the compensation of the Company’s directors and officers and other employees and delegates certain of those functions to management. The Committee establishes and reviews all aspects of base salaries, annual cash incentive bonuses, and long-term equity incentives for each Named Executive Officer included in this proxy statement including the establishment or approval of measurement metrics. With respect to executives below this level, the Committee reviews management’s recommendations in a manner similar to that for the Named Executive Officers. In the case of the remaining employees, the Committee reviews, approves, and monitors compensation budgets and proposed methods of generally administering merit changes to base salaries. While retaining oversight, the Committee has delegated to management the determination and administration of employee benefits.
Audit Committee
     The members of the Audit Committee have been determined by the Nominating Committee of the Board of Directors to be “independent” as defined in the Nasdaq Rules, Rule 10A-3 promulgated by the SEC under Section 10A(m)(3) of the Exchange Act and the Sarbanes-Oxley Act of 2002. The Charter of the Audit Committee is reviewed annually and updated as necessary by the Audit Committee and the Board of Directors. The Board of Directors has determined that Richard Hart Harrington is an “audit committee financial expert” as defined in Item 407 of Regulation S-K, as promulgated by the SEC under the Exchange Act. Mr. Harrington’s relevant experience is listed under “Principal Occupation of Nominees and Continuing Directors” above. The Audit Committee Charter is reviewed annually by the Audit Committee and is available on the Company’s website at www.riverbk.com under “Stockholder Information.”
     The Audit Committee is primarily responsible for providing independent, objective oversight of the accounting, financial reporting, regulatory, and internal control functions of the Company, the audits of the financial statements of the Company and the appointment and oversight of the Company’s internal auditor and independent registered public accounting firm. In addition, the Audit Committee must pre-approve any non-audit services provided to the Company by the Company’s independent registered public accounting firm.
Audit Committee Report
     The Audit Committee is organized and conducts its business pursuant to a Charter approved by the Board of Directors of the Company. As more specifically set forth in the Charter, the Audit Committee is primarily responsible for overseeing the accounting, financial reporting, regulatory and internal control functions of the Company, the audits of the financial statements of the Company and the appointment and oversight of the Company’s internal auditor and independent registered public accounting firm (“independent auditor”).
     In fulfilling its responsibilities, the Audit Committee has:
•	received the written disclosures and letter from Wolf & Company, P.C. required by applicable requirements of the Public Company Accounting Oversight Board regarding Wolf & Company, P.C.’s communication with the Audit Committee concerning independence and has discussed with Wolf & Company, P.C., their independence including consideration of whether the non-audit services provided by Wolf & Company, P.C. are compatible with maintaining auditor independence, and has satisfied itself as to the independence of Wolf & Company, P.C.;

•	reviewed and discussed the audited, consolidated financial statements for the fiscal year ended December 31, 2009, with the Company’s management and Wolf & Company, P.C., its independent registered public accounting firm, including a discussion of the quality and effect of its accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements;

•	discussed the matters required by Statement on Auditing Standards No. 61 (Communication with Audit Committees) with Wolf & Company, P.C., including the process used by management in formulating particularly sensitive accounting estimates and the basis for the conclusions of Wolf & Company, P.C. regarding the reasonableness of those estimates, and;

•	met with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls and the overall quality of its financial reporting.

     Based upon its work and the information received in the inquiries outlined above, the Audit Committee has approved the inclusion of the Company’s audited financial statements in its Annual Report on Form 10-K for the year ended December 31, 2009, for filing with the Securities and Exchange Commission.
Respectfully submitted by the Audit Committee,
Richard Hart Harrington (Chairman)
John P. Bachini, Jr.
Robert F. Hatem
Kathleen Boshar Reynolds
Compensation Committee Interlocks and Insider Participation
     Messrs. Burke (Chairman), Harrington, Shaheen and Ms. McDonough served on the Compensation Committee of the Company during the fiscal year ended December 31, 2009. None of the members of the Compensation Committee has ever served as an officer or employee of the Company or the Bank. See also, “Indebtedness of Directors and Management and Certain Transactions with Management and Others”.
     No executive officer of the Company served (i) as a member of the Compensation Committee of another entity, one of whose executive officers served on the Compensation Committee of the Company, (ii) as a Director of another entity, one of whose executive officers served on the Compensation Committee of the Company, or (iii) as a member of the Compensation Committee of another entity, one of whose executive officers served as a Director of the Company.
EXECUTIVE OFFICER INFORMATION
     The following table sets forth, for each of the executive officers of the Company, such person’s name, age and position or office held with the Company and the Bank, as well as other biographical information, as of February 28, 2010.

Name	Position	Age

Gerald T. Mulligan (1)	Director, President and Chief Executive Officer of the Company and the Bank	64

Michael J. Ecker (2)	Executive Vice President and Chief Lending Officer of the Bank, Assistant Treasurer of the Company	58

Stephen B. Jones (3)	Executive Vice President, Retail Banking of the Bank	56

Jacob Kojalo (4)	Executive Vice President, Commercial Lending of the Bank	64

Diane L. Walker (5)	Executive Vice President, Treasurer and Chief Financial Officer of the Company and the Bank	46

Teresa K. Flynn (6)	Senior Vice President, Human Resources of the Bank	51

(1)	Gerald T. Mulligan was elected Director, President and Chief Executive Officer of the Company and the Bank in 2006. Information concerning the business experience of Mr. Mulligan has been provided previously in the section entitled “Board of Directors”.

(2)	Michael J. Ecker was elected as Assistant Treasurer of the Company and Executive Vice President and Chief Lending Officer upon joining the Bank in 2006. Mr. Ecker was Senior Vice President, Construction Lending for Andover Bank from 1991 to 2002. From 2002 until joining the Company, Mr. Ecker was a private investor. Mr. Ecker received his BA from the University of Connecticut and his MBA from Harvard University Graduate School of Business Administration.

(3)	Stephen B. Jones was elected Executive Vice President, Retail Banking upon joining the Bank in 2006. Mr. Jones was the Senior Vice President, Retail Banking at Provident Bank from 2004 until joining the Bank in 2006. Prior to that, Mr. Jones was Vice President of Compass Consulting Group from 2002 to 2004 specializing in retail development of financial institutions. From 1999 to 2001, Mr. Jones was Vice President, Retail Delivery, of Lighthousebank. Mr. Jones received his BS from the University of New Hampshire and his MBA from Indiana University.

(4)	Jacob Kojalo joined the Bank in 1995. Mr. Kojalo was elected Executive Vice President, Commercial Lending of the Bank in December 2005. Mr. Kojalo previously worked for Robert Morris Associates and was an Executive Vice President and Senior Lender at Peoples Savings Bank. Mr. Kojalo received his BA from Assumption College and his MBA from Clark University.

(5)	Diane L. Walker was elected Executive Vice President, Treasurer and Chief Financial Officer of the Company and Bank upon joining the Bank in 2006. Ms. Walker was an independent consultant to financial institutions from 2002 to 2006 for SEC financial reporting and Sarbanes-Oxley assistance. Ms. Walker was Vice President and Controller of Andover Bank from 1991 to 2002. Ms. Walker is a certified public accountant. Ms. Walker received her BBA from the University of Massachusetts.

(6)	Teresa K. Flynn joined the Bank in 2005 and was elected Senior Vice President, Human Resources of the Bank in January 2006. Ms. Flynn’s past positions include being Human Resource Manager at Au Bon Pain and Sales Manager at Brown and Williamson. Ms. Flynn received her BA from Boston University and her MBA from Bentley College.
EXECUTIVE COMPENSATION
     The following table sets forth for the fiscal years ended December 31, 2009, 2008 and 2007, certain information concerning the compensation paid or accrued to each person serving as the Company’s principal executive officer (“CEO”) and the Company’s two most highly compensated officers other than the CEO who were serving as executive officers at the end of the last completed fiscal year and up to two additional persons who would have been among the Company’s three most highly compensated officers other than the CEO, but for the fact that he or she was not serving as an executive officer at the end of the last completed fiscal year (collectively, the “Named Executive Officers”).
Summary Compensation Table (1)

						All
Name and				Stock	Option	Other Com-
Principal Position	Year	Salary ($)	Bonus ($)	Awards ($) (2)	Awards ($) (2)	pensation ($)	Total ($)

Gerald T. Mulligan,	2009	$358,400	$-0-	$30,008	$-0-	$-0-	$388,408
President and Chief	2008	348,400	-0-	30,000	-0-	-0-	378,400
Executive Officer	2007	335,000	40,000	-0-	28,000	-0-	403,000

Michael J. Ecker,	2009	172,000	1,520	21,480	-0-	-0-	195,000
Executive Vice President	2008	163,800	-0-	22,000	-0-	-0-	185,800
and Chief Lending Officer	2007	171,750	28,000	-0-	21,000	-0-	220,750

Stephen B. Jones,	2009	171,400	-0-	21,007	-0-	-0-	192,407
Executive Vice President,	2008	166,400	-0-	18,000	-0-	-0-	184,400
Retail Banking	2007	160,000	27,000	-0-	17,500	-0-	204,500

(1)	There were no non-equity incentive plan compensation or non-qualified compensation or pension earnings in 2009, 2008 and 2007 and therefore it is not included in the table.

(2)	The amounts reflected in this table match the gross compensation recorded and disclosed in the footnotes to the Consolidated Financial Statements.
     There are no other benefits made available to executive officers that are not made available to all employees of the Bank. See “Executive Compensation — Benefits.” Employees of the Bank, including the executive officers, are covered by the Bank’s retirement plans, group health and group life insurance programs, short-term and long-term disability programs and business related travel accident insurance plan.

     The Company’s general policy is that executive compensation is designed to attract, retain and motivate accomplished executives and should primarily consist of three components: base salary, short-term annual cash incentive bonuses, and long-term equity incentive elements such as stock options and restricted stock. The Board of Directors believes the compensation policies and procedures are strongly aligned with the long-term interests of its shareholders and that the executive compensation is prudent and reasonable in comparison to similar sized companies in the industry, generally, and especially in those portions of New England in which it competes with other banking companies in recruiting and retaining executive officers. The Named Executive Officers participate in other employee benefits programs that are provided or available to the general employee population such as retirement, health care, disability, and life insurance .
     During 2006, the Committee decided to change the long-term incentive compensation program so that executive officers and select key employees would receive a combination of stock options and restricted stock awards. Historically, stock options had served as the primary vehicle for equity grants to key employees under previously approved Stock Option Plans. Restricted stock awards were added as a new component of long-term compensation in 2006 which reduced the relative weighting of stock option grants. In deciding to rely less heavily on stock options, the Committee considered changes in accounting rules that require that stock options be expensed as of January 1, 2006, and compensation trends at other companies. The Committee also considered that recipients of restricted stock, unlike recipients of stock options, would benefit whether or not the market price of the Company’s Common Stock increased after the grant date.
     The Company’s Incentive Compensation Plan provides for the payment of bonuses to officers, including the Named Executive Officers, under certain circumstances based upon the Company’s pre-tax earnings adjusted for gains or losses from sales of assets, targeted returns on assets and the individual’s achievement of established goals and objectives as well as increases in total loans and core deposits. Amounts are allocated to participants as determined by the Company’s Compensation Committee taking into account the recommendation of the President and subject to approval by its Board of Directors. During the years ended December 31, 2009 and 2008, cash payments totaling $247,000 and $234,000, respectively, were made to all employees, of which cash payments of $1,520 and $0 were made to the Named Executive Officers, respectively. During the years ended December 31, 2009 and 2008, stock awards with a grant date fair value totaling $72,495 and $70,000, respectively, were made to the Named Executive Officers in lieu of a cash bonus. These stock awards represent shares of common stock with a transfer restriction of one year.
     All incentive stock option grants have an exercise price equal to the closing market price of Common Stock on the date of grant or later and are typically subject to a two-year vesting schedule. The option awards represent the fair value of the grants and match the gross compensation cost recorded in the Consolidated Financial Statements. There were no option awards made to any of the Named Executive Officers in 2009 or 2008.
Grants of Plan-Based Awards in Last Fiscal Year
     The following table sets forth the individual Plan-based awards for each of the Named Executive Officers during 2009.

		All Other	All Other
		Stock	Option
		Awards;	Awards;		Grant Date
		Number	Number of		Fair Value
		of Shares	Securities	Price of	of Stock and
		of Stock	Underlying	Stock	Option
Name	Grant Date	or Units (#)	Options (#)	Options ($/Sh)	Awards($)

Gerald T. Mulligan	12/10/09	2,794	—	$—	$30,008

Michael J. Ecker	12/10/09	2,000	—	—	21,480

Stephen B. Jones	12/10/09	1,956	—	—	21,007

Outstanding Equity Awards At Fiscal Year End (1)
     The following table sets forth the number and value of shares of Common Stock of the Company subject to options held by the Named Executive Officers as of December 31, 2009.

	Number of	Number of
	Securities	Securities
	Underlying	Underlying
	Unexercised	Unexercised	Option	Option
	Options (#)	Options (#)	Exercise	Expiration
Name	Exercisable	Unexercisable	Price ($)	Date

Gerald T. Mulligan	8,000	—	$16.39	12/14/14
	10,000	—	16.41	12/22/13

Michael J. Ecker	6,000	—	16.39	12/14/14
	6,000	—	16.41	12/22/13

Stephen B. Jones	5,000	—	16.39	12/14/14
	6,000	—	16.41	12/22/13

(1)	The stock awards granted in 2009 and 2008 represent shares of common stock with a transfer restriction of one year. These stock awards were fully vested upon grant and are therefore not reflected as restricted stock in the table above.
Stock Option Plans
     On July 1, 2001, the Company assumed the Bank’s stock option plan, the Lawrence Savings Bank 1997 Stock Option Plan (the “1997 Stock Option Plan”).
     The 1997 Stock Option Plan was adopted by the Bank’s Board of Directors on December 18, 1997, approved by the Bank’s stockholders on May 5, 1998, and expired by its terms in December 2007. Both incentive stock options and non-qualified stock options may be granted pursuant to the 1997 Stock Option Plan and options outstanding under the 1997 Stock Option Plan continue to be exercisable in accordance with their terms.
     The LSB Corporation 2006 Stock Option and Incentive Plan (the “2006 Stock Option and Incentive Plan”) was adopted by the Company’s Board of Directors on December 22, 2005, approved by the Company’s stockholders on May 2, 2006, and will expire by its terms in December 2016. Both incentive stock options and non-qualified stock options may be granted pursuant to the 2006 Stock Option and Incentive Plan. The 2006 Stock Option and Incentive Plan also allows awards of restricted stock awards subject to certain limitations. Through December 31, 2009, there were 77,575 stock options and 30,250 restricted stock awards that have been granted under the 2006 Stock Option and Incentive Plan.
     The 1997 Stock Option Plan and the 2006 Stock Option and Incentive Plan (the “Plans”), are administered by the Compensation Committee of the Company. The Compensation Committee consists of Messrs. Burke, Harrington, Shaheen and Ms. McDonough, all of whom have been determined by the Board of Directors to be “independent” as defined under the requirements of the Nasdaq Stock Market, Inc., the Securities and Exchange Commission and the Sarbanes-Oxley Act of 2002.

Equity Compensation Plan Information
     The following table provides information with respect to the Company’s equity compensation plans as of December 31, 2009.

# of Securities
	to be Issued		# of Securities Remaining
	Upon Exercise		Available for Future
	of Outstanding	Weighted Average	Issuance Under Equity
	Options,	Exercise Price of	Compensation Plan
	Warrants and	Outstanding Options	(Excluding Securities
Plan category	Rights	Warrants and Rights	Referenced in Column (a)
	(a)	(b)	(c)

Equity compensation plans approved by security holders	210,400	$15.12	292,175
Equity compensation plans not approved by security holders	—	—	—

Total	210,400	$15.12	292,175

     As of December 31, 2009, stock options for the purchase of an aggregate of 210,400 shares of Common Stock at an average exercise price per share of $15.12 were outstanding and exercisable under the Plans and had a weighted average remaining life of 4.3 years. During 2009, 28,995 options were exercised at an average exercise price of $9.13. As of December 31, 2009, there were 292,175 awards available for issuance under the Company’s 2006 Stock Option and Incentive Plan and none remaining for issuance under any other Plan.
Benefits
     Insurance and Other Benefits. The Company provides full-time officers and employees with major medical, hospitalization, dental, vision, life, travel accident, and short-term and long-term disability insurance under group plans which are available generally and on the same basis to all full-time employees. All full-time employees are required to pay between 20% to 25% of each month’s medical and dental insurance premiums and all part-time employees meeting minimum hours of service requirements pay 50% of each month’s medical and dental insurance premiums.
     The Company also sponsors a 401(k) Savings Plan and an Employee Stock Ownership Plan. Generally, all employees who meet the eligibility requirements participate in both Plans, subject to certain limits. The Company may also match officer and employee contributions for participants in the 401(k) Savings Plan. The Bank matched 25% of employees’ contributions up to 4% of each employee’s salary during 2009 and 2008 and provided a safe harbor contribution equal to 3% of each employee’s salary. Participants have several investment options, including a fund which invests solely in Common Stock of the Company. The Company offers an Employee Stock Ownership Plan which became effective January 1, 2007, whereby the Bank purchases Common Stock of LSB Corporation in the open market and allocates the shares to all eligible employees. In 2009 and 2008, the Company made a contribution to all participants equal to 3% of their compensation. The Named Executive Officers and certain other executive officers have individual Change-in-Control agreements, all other employees are covered by a Company-wide Special Separation Plan setting minimum and maximum payments to all covered employees. See “Executive Compensation — Severance and Change-in-Control Benefits” for further information. As mentioned previously in the Executive Compensation section, no additional benefits accrue to the Named Executive Officers that are not also offered to all full-time employees.
     Pension Plan and Non-Qualified Compensation Plans. None of the Named Executive Officers was eligible to join the Savings Banks Employees Retirement Association (“SBERA”) Pension Plan. The SBERA Pension Plan was terminated December 31, 2006, with all available assets in the Pension Plan having been distributed to the participants during 2007.
     Supplemental Executive Retirement Plan. The Company does not provide any executive benefit in the form of supplemental executive retirement plans to any of the Named Executive Officers or otherwise. However, the Company previously adopted two supplemental executive retirement plans for the benefit of Paul A. Miller, the former President and Chief Executive Officer (the “SERPs”) who retired effective January 1, 2007.

     Employment Agreements. There are no employment agreements with any of the Named Executive Officers other than the change-in-control agreements discussed below.
     Other Benefits. Contrary to prevailing industry practices, the Company does not provide automobiles, club memberships, annual physicals, or individual benefits of any sort.
Severance and Change-In-Control Benefits
     The Named Executive Officers have executed individual change-in-control agreements. Detailed descriptions of those agreements were filed with the SEC as exhibits to the Company’s Form 10-Q filed August 14, 2006, and are incorporated herein by reference. Each agreement requires the payment in a lump sum of three times the executive’s compensation, as defined, and includes base salary and bonus, and the continuation of benefits for the same period of time. A change-in-control has been deemed to have occurred when 25% of the ownership of the Company has been acquired.
     The Company has entered into special termination agreements with its President and Chief Executive Officer and certain other executives, including Messrs. Ecker and Jones. These are commonly referred to as “change-in-control” agreements. The agreements provide generally that if there is a change-in-control of the Company and if, within two years after such event, the officer’s employment is terminated for any reason (other than death, disability or cause, as defined in the agreements), then the officer would be entitled to receive a lump-sum severance payment in an amount equal to approximately three times his or her average annual compensation over the five previous years of his or her employment with the Company (or such shorter period in which the officer was employed) and the continuation of his or her life, medical and disability benefits at the same level of coverage and at the same out-of-pocket cost to the officer, immediately prior to the change-in-control, or at the officer’s election, the earlier commencement of the proposed business combination (as defined in the agreement) that results in such change-in-control. For the purpose of these special termination agreements, a change-in-control will be deemed to have occurred upon (i) the completion of certain mergers or other business combinations, liquidations, or sale or other transactions as described in the agreements, (ii) the acquisition by a person or group of persons of beneficial ownership of 25% or more of the Common Stock, or (iii) certain changes to the majority of the Board of Directors within a two-year period, including as the result of a tender offer, proxy contest, merger or similar transaction. As used in the special termination agreement, the term “change-in-control” would include one or more transactions that could be considered to be a “merger of equals.” The special termination agreements provide that no payment by the Company to or for the benefit of the officer under the agreement will be made if such payment would be non-deductible to the Company by reason of the operation of Section 280G of the Internal Revenue Code of 1986, as amended, relating to so-called “parachute payments.”
Estimated Current Value of Change-In-Control Benefits
     The following table sets forth severance benefits that would have been paid to the Named Executive Officers upon certain types of termination of employment quantified as though the termination occurred on December 31, 2009.

		Disability/	Involuntary/	Change-In-	Unvested
	Voluntarily	Death/For	Without	Control	Stock	Sick Days
Name	Quit	Cause	Cause	Termination	Options (1)	Payout	Total ($)

Gerald T. Mulligan	none	none	none	$1,200,000	none	none	$1,200,000

Michael J. Ecker	none	none	none	601,500	none	none	601,500

Stephen B. Jones	none	none	none	594,000	none	none	594,000

(1)	All stock options held by each Named Executive Officer are fully vested as of December 31, 2009.

Indebtedness of Directors and Management and Certain Transactions with Management and Others
     Certain Directors and officers of the Company are customers of the Bank and, from time to time, have entered into transactions with the Company in the ordinary course of business. In addition, certain Directors of the Company are Directors, officers or stockholders of corporations or members of partnerships that are customers of the Bank and have transactions with the Bank in the ordinary course of business. Such transactions with Directors and officers of the Company, and with such corporations and partnerships, are made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons not affiliated with the Company, and do not involve more than normal risk of collectibility, or present other features unfavorable to the Company. As a matter of policy, the Bank also makes loans to other employees.
     Extensions of credit to officers of the Company are restricted by Company policy and Massachusetts law to an amount not more than $100,000 generally, whether secured or unsecured, and not more than $200,000 for educational purposes, and a loan not exceeding $750,000 may be made to officers secured by a mortgage on their primary residence. All extensions of credit and loans to officers must be approved by the Executive Committee of the Board of Directors of the Company, and all extensions of credit and loans to executive officers and Directors who are considered “insiders” must also be approved by the Bank’s Board of Directors.
     In addition, the Bank is subject to the provisions of Regulation “O” of the Board of Governors of the Federal Reserve System, which: (i) requires the Company’s executive officers, Directors and control persons to report to the Bank’s Board of Directors any indebtedness to the Bank, (ii) establishes requirements and restrictions as to the terms, size of and approvals necessary for extensions of credit by the Bank to its executive officers, Directors, and control persons and their “related interests,” and (iii) requires any such loans to be made at the same rates and on the same terms and conditions as comparable loans to unaffiliated persons.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
     The following table sets forth certain information, as of February 28, 2010, regarding the beneficial ownership of Common Stock by: (i) each Director and Nominee; (ii) each of the executive officers during the last fiscal year; (iii) all Directors, Nominees and such executive officers as a group; and (iv) each person who, to the knowledge of the Company, beneficially owned more than 5% of the Common Stock at the Record Date. Except as otherwise noted, the persons named in the table below have sole voting and investment power with respect to all shares shown as beneficially owned.

	Amount
	and Nature
	of Beneficial		Percent of
Name of Beneficial Owner	Ownership (1) (2) (3)		Class (4)
Directors, Nominees and Executive Officers
John P. Bachini, Jr.	3,448		*
Malcolm W. Brawn	30,300	(5)	*
Thomas J. Burke	22,750		*
Richard Hart Harrington	11,555		*
Robert F. Hatem	17,825		*
Marsha A. McDonough	13,643		*
Gerald T. Mulligan	93,668		2.02%
Kathleen Boshar Reynolds	13,500		*
Fred P. Shaheen	4,890		*
Michael J. Ecker	36,684		*
Teresa K. Flynn	10,984		*
Stephen B. Jones	26,902		*
Jacob Kojalo	26,761		*
Diane L. Walker	17,559		*
All Directors, Nominees and executive officers as a Group (14 persons)	330,469	(6)	7.13%
5% or more Stockholders:
The Banc Funds Company, LLC	238,912	(7)	5.16%
John Sheldon Clark	287,600	(8)	6.21%
Wellington Management Company, LLP	301,415	(9)	6.51%

*	Less than one percent

(1)	In accordance with the applicable rules of the SEC, a person is deemed to be the beneficial owner of shares of the Common Stock of the Company if he or she has or shares voting power or investment power with respect to such shares or has the right to acquire beneficial ownership of such shares at any time within 60 days. As used herein, “voting power” means the power to vote or direct the voting of shares, and “investment power” means the power to dispose or direct the disposition of shares. Unless otherwise indicated, each person named has sole voting and sole investment power with respect to all shares indicated.

(2)	Includes shares of the Company’s Common Stock which Directors and executive officers of the Company have the right to acquire within 60 days of February 28, 2010, pursuant to options granted under the 1997 Stock Option Plan and the 2006 Stock Option and Incentive Plan of the Company. As of such date, the following persons have exercisable options to purchase the number of shares indicated: Mr. Mulligan, 18,000 shares; Mr. Ecker, 12,000 shares; Ms. Flynn, 6,900 shares; Mr. Jones, 11,000 shares; Mr. Kojalo, 17,800 shares; Ms. Walker, 10,500 shares; Messrs. Bachini and Shaheen, 2,000 shares each; Mr. Burke, 10,000 shares; Messrs. Brawn, Harrington and Hatem and Mses. Boshar Reynolds and McDonough, 7,000 shares each; and all Directors, Nominees and executive officers as a group (14 persons), 125,200 shares.

(3)	Includes shares held in trust in the Company’s 401(k) Savings Plan and shares allocated by the Employee Stock Ownership Plan as of December 31, 2009. Directors are not entitled to participate in the 401(k) Savings Plan or the Employee Stock Ownership Plan. The estimated shares held with respect to each participant in the 401(k) Savings Plan are: Mr. Mulligan, 10,051 shares; Mr. Ecker, 0 shares; Ms. Flynn 3,284 shares; Mr. Jones, 974 shares; Mr. Kojalo, 681 shares; Ms. Walker, 0 shares; and all executive officers as a group (6 persons), 14,990 shares, respectively. The estimated shares allocated with respect to each participant in the Employee Stock Ownership Plan are: Mr. Mulligan, 1,678 shares; Mr. Ecker, 1,434 shares; Ms. Flynn 800 shares; Mr. Jones, 1,406 shares; Mr. Kojalo, 1,285 shares; Ms. Walker, 1,309 shares; and all executive officers as a group (6 persons), 7,912 shares, respectively.

(4)	Computed on the basis of 4,506,686 outstanding shares as of February 28, 2010, plus 125,200 shares subject to options exercisable within 60 days of February 28, 2010, held by the named individuals or group.

(5)	Includes 1,000 shares owned by his spouse, as to which Mr. Brawn disclaims beneficial ownership.

(6)	The stated number of shares owned by the Directors, Nominees and executive officers of the Company as a group includes 205,269 shares currently issued and outstanding and 125,200 shares subject to stock options exercisable within 60 days of February 28, 2010.

(7)	Based solely on Form 13G filed with the Securities and Exchange Commission on February 16, 2010, for Bank Fund VI, L.P. plus Fund VII and VIII, The Banc Funds Company, LLC, as the general partner for the limited partnerships, reports aggregate beneficial ownership of 238,912 shares of Common Stock. The Banc Funds Company, LLC reports voting and dispositive power with respect to 238,912 shares. The Banc Funds Company, LLC’s address is 20 North Wacker Drive, Suite 3300, Chicago, IL 60606.

(8)	Based solely on a Form 13D filed with the Securities and Exchange Commission on December 16, 2004, Mr. John Sheldon Clark reports beneficial ownership of 287,600 shares of Common Stock of the Company with sole voting and dispositive power with respect to 270,600 shares and shared voting and dispositive power with respect to 17,000 shares. Mr. Clark’s office address is 1633 Broadway, 30th Floor, New York, New York 10019.

(9)	Based solely on a Form 13G filed with the Securities and Exchange Commission on February 14, 2008, Wellington Management Company, LLP reports aggregate beneficial ownership of 301,415 shares of Common Stock of the Company with shared voting power with respect to 170,703 shares and shared dispositive power with respect to 301,415 shares. Wellington Management Company LLP’s address is 75 State Street, Boston, MA 02109.
Section 16(a) Beneficial Ownership Reporting Compliance
     Pursuant to regulations of the SEC and Section 16(a) of the Securities and Exchange Act of 1934, as amended, the Company’s officers and Directors and persons who own more than ten percent of a registered class of the Company’s equity securities must file reports of ownership and changes in ownership with the SEC and the Nasdaq Stock Market. Officers, Directors and greater-than-ten-percent stockholders are required to furnish the Company with copies of all ownership reports they file. Based solely on its review of the copies of such reports received by the Company with respect to its fiscal year ended December 31, 2009, or written representations from certain reporting persons, the Company believes that during 2009 all Section 16(a) filing requirements applicable to its officers, Directors, and greater-than-ten-percent stockholders were timely satisfied.
PROPOSAL 2
RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
     The Audit Committee of the Board of Directors of the Company has appointed Wolf & Company, P.C. as its independent registered public accounting firm for the fiscal year ending December 31, 2010. Wolf & Company, P.C. has served as the Company’s independent auditors since fiscal year ended December 31, 2007. Wolf & Company, P.C. does not have any direct or indirect financial interest in the Company, nor has it had any connection with the Company in the capacity of promoter, underwriter, voting trustee, Director, officer or employee.
     The Board of Directors recommends that stockholders vote “FOR” ratification of the appointment of Wolf & Company, P.C. as the Company’s independent registered public accounting firm for fiscal year ending December 31, 2010. If the ratification of the appointment of the firm is not approved by a majority of the votes cast by stockholders at the Annual Meeting, other independent registered public accounting firms may be considered by the Audit Committee of the Board of Directors for the next year.
     Although stockholder approval of the Audit Committee’s selection of Wolf & Company, P.C. is not required by law, the Board of Directors believes that it is advisable to give the stockholders an opportunity to ratify this appointment.
     The professional services to be provided by Wolf & Company, P.C. include the audit of the annual consolidated financial statements of the Company, review of filings with various state and federal regulatory agencies, general accounting services and preparation of income tax returns.

     A representative of Wolf & Company, P.C. will be present at the 2010 Annual Meeting to answer appropriate questions that may be raised orally and to make a statement if he or she desires to do so.
Independent Auditor Fees
     The following table shows the fees paid or accrued by the Company for audit, audit-related and tax services provided by its independent accounting firm Wolf & Company, P.C. for the years ended December 31, 2009 and 2008:

Fee Category	2009	2008

Audit Fees	$141,000	$132,000
Audit-Related Fees	3,275	-0-
Tax Fees	39,100	25,000
All Other Fees	1,600	3,000

Total	$184,975	$160,000

     Audit fees include the audit of the Company’s annual financial statements, review of financial statements included in each of its Quarterly Reports on Form 10-Q, and services that are normally provided by the independent accounting firm in connection with statutory and regulatory filings or engagements for those fiscal years.
     Audit related fees consist of fees for assurance and related services that are reasonably related to the performance of the audit. In the year ended December 31, 2009, Wolf reviewed the SEC Form S-3 filed in connection with the Company’s dividend reinvestment and stock repurchase plan.
     Tax fees consist of fees for professional services for tax compliance, tax advice and tax planning. This category includes fees related to the preparation and review of federal and state tax returns as well as tax-related compliance and services.
     All other fees consist of fees for agreed-upon procedures relating to the Company’s 401(k) plan and, in 2008, the Company’s defined benefit plan.
Audit Committee Pre-Approval of Services Performed by Our Independent Registered Public Accountants
     It is the policy of the Audit Committee to pre-approve all audit and permissible non-audit services to be performed by Wolf & Company, P.C. during the fiscal year. The Audit Committee pre-approves services by authorizing specific projects within the categories outlined above, subject to the budget range for each category.
     All services related to audit fees, audit-related fees, tax fees and all other fees provided by Wolf & Company, P.C. during fiscal 2009 and 2008 were pre-approved by the Audit Committee in accordance with the pre-approval policy described above.
STOCKHOLDER PROPOSALS AT 2011 ANNUAL MEETING
     Under the rules of the SEC, if any stockholder intends to present a proposal at the Annual Meeting of Stockholders and desires that it be considered for inclusion in the Company’s Proxy Statement and form of proxy for such meeting, it must be received by the Company not less than 120 calendar days before the anniversary of the mailing date of the Company’s Proxy Statement for the prior year. Accordingly, if any stockholder intends to present a proposal at the 2011 Annual Meeting of Stockholders and wishes it to be considered in the Company’s Proxy Statement and form of proxy, such proposal must be received by the Company on or before November 22, 2010. In addition, the Company’s By-Laws provide that any Director nominations and new business submitted by a stockholder must be filed with the Secretary of the Company no fewer than 60 days, but no more than 90 days, prior to the date of the one-year anniversary of the previous Annual Meeting, and that no other nominations or proposals by stockholders shall be acted upon at the Annual Meeting. If, however, the Annual Meeting is more than 30 days earlier or more than 60 days later than the anniversary date of the prior Annual Meeting, then notice shall be timely if delivered to or mailed and received by the Company not later than the close of business on the later of (a) the 75th day prior to the scheduled date of such Annual Meeting or (b) the 15th day following the day on which public disclosure of the date of such Annual Meeting is first made by the Company. Certain exceptions under the By-Laws apply to Annual Meetings of Stockholders at which newly created seats of the Board of Directors are to be filled. Any such proposal should be mailed to: Cynthia J. Milne, Secretary, LSB Corporation, 30 Massachusetts Avenue, North Andover, Massachusetts 01845.

CODE OF PROFESSIONAL CONDUCT
     The Company has a Code of Professional Conduct (the “Code”) applicable to all of the Company’s Directors, officers and employees, including its principal executive officer, principal financial officer, and controller. The Code is posted on the Company’s website at www.riverbk.com under the section “Stockholder Information.” In addition, any waivers of the Code for Directors or executive officers of the Company will be disclosed in a report on Form 8-K.
OTHER MATTERS
     As of the date of this Proxy Statement, the Board of Directors of the Company knows of no matters to be brought before the 2010 Annual Meeting other than those specifically listed in the Notice of Annual Meeting of Stockholders. However, if further business is properly presented, the persons named as proxies in the accompanying proxy will vote such proxy in their discretion in accordance with their best judgment.
002CS-1A380

Electronic Voting Instructions
You can vote by Internet or telephone!
Available 24 hours a day, 7 days a week!
Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.
VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.
Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on May 4, 2010.
Vote by Internet
•	Log on to the Internet and go to

www.investorvote.com

•	Follow the steps outlined on the secured website.

Vote by telephone
•	Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.

•	Follow the instructions provided by the recorded message.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	X

Annual Meeting Proxy Card
▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼
A Election of Directors — The Board of Directors recommends a vote FOR the listed nominees.
1. Election of three Class B Directors for a three-year term.
+
	For	Withhold		For	Withhold		For	Withhold
01 - Malcolm W. Brawn	☐	☐	02 - Richard Hart Harrington	☐	☐	03 - Fred P. Shaheen	☐	☐
B Issues — The Board of Directors recommends a vote FOR the following proposal.

	For	Against	Abstain
2. Ratification of the appointment of Wolf & Company, P.C. as LSB Corporation’s independent registered public accounting firm for the fiscal year ending December 31, 2010.	☐	☐	☐
In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or at any adjournments or postponements thereof.
C Non-Voting Items
Change of Address — Please print new address below.

D Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below
Please be sure to sign and date this Proxy. If the stock is registered in the names of two or more persons, each should sign. Executors, administrators, trustees, guardians, attorneys and corporate officers should add their titles. If a corporation or partnership, the President or authorized person must sign.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

1 U P X	+
01565C

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy

Annual Meeting of Stockholders to be held May 4, 2010
Proxy Solicited on Behalf of the Board of Directors
The undersigned hereby appoints Gerald T. Mulligan and Michael J. Ecker, and each of them, as true and lawful proxies, with full power of substitution, on behalf of the undersigned, to attend the Annual Meeting of Stockholders of LSB Corporation at the Andover Country Club, 60 Canterbury Street, Andover, Massachusetts, on May 4, 2010 at 10:00 a.m., and any adjournments or postponements thereof (the “Annual Meeting”), and thereat to vote all shares of Common Stock, par value $0.10 per share, of LSB Corporation standing in the name of the undersigned, with all the powers which the undersigned would possess if personally present at the Annual Meeting, hereby revoking all previous proxies. In their discretion, the proxies are further authorized to vote upon such other matters as may properly come before the Annual Meeting. Each of such proxies, or his substitute, shall have and may exercise all the powers granted herein. This proxy is revocable at any time before it is voted by giving written notice of such revocation to the Secretary of LSB Corporation, or by signing and duly delivering a proxy bearing a later date or by attending the Annual Meeting and voting in person. The undersigned reserves the right to attend the Annual Meeting and to vote in person.
THIS PROXY, WHEN PROPERLY EXECUTED AND DELIVERED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED IN FAVOR OF PROPOSALS 1 AND 2.
THIS PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE VOTING THEREOF.
The undersigned acknowledges receipt of the Notice of Annual Meeting of Stockholders to be held on May 4, 2010, the accompanying Proxy Statement and the 2009 Annual Report on Form 10-K.
PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.